                                                                    Exhibit 99.1

SUBJECT TO REVISION
SERIES TERM SHEET, DATED OCTOBER 17, 2003

                                  $932,000,000

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B,

                                     ISSUER

                      TRIAD FINANCIAL SPECIAL PURPOSE LLC,

                                    DEPOSITOR

                          TRIAD FINANCIAL CORPORATION,

                                    SERVICER

                               ASSET BACKED NOTES

The trust will offer the following notes:

                       INITIAL PRINCIPAL      INTEREST           ACCRUAL             FIRST INTEREST            FINAL SCHEDULED
                            AMOUNT             RATE(1)           Method(1)          DISTRIBUTION DATE         DISTRIBUTION DATE
                            ------             -------           ---------          -----------------         -----------------
Class A-1 Notes ....     $193,000,000                           Actual/360          November 12, 2003          November 12, 2004
Class A-2 Notes ....     $280,000,000                               30/360          November 12, 2003          February 12, 2007
Class A-3 Notes ....     $210,000,000                               30/360          November 12, 2003             March 12, 2008
Class A-4 Notes ....     $249,000,000                               30/360          November 12, 2003          December 13, 2010

(1) Interest generally will accrue on the Class A-1 Notes from (and including) the previous distribution date to (but excluding) the related distribution date, and on the Class A-2, Class A-3 and Class A-4 Notes from (and including) the 12th day of each month to (but excluding) the 12th day of the succeeding month.

      The notes are asset-backed securities issued by the issuer. The notes are not obligations of Triad Financial Corporation, Triad Financial Special Purpose LLC, or any of their respective affiliates. Neither the notes nor the automobile loans are insured or guaranteed by any governmental agency.

      This term sheet contains structural and collateral information about the notes, but does not purport to contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, may be changed without notice and is incomplete and condensed. The information contained in this term sheet is subject to, and will be superseded by, the final prospectus supplement and prospectus relating to the offering of the notes and by any other information subsequently filed with the Securities and Exchange Commission. Any investment decision with respect to the notes should be based solely upon the information contained in the final prospectus and final prospectus supplement. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. No representation or warranty is made as to the accuracy of the information or the reasonableness of any assumptions contained herein or that the notes will actually perform as described in any scenario presented herein. This information is provided to you for information purposes only. This term sheet should not be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy the notes. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

      None of the Underwriters is acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon any Underwriter or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) no Underwriter is in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess the relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and these disclaimers as to these matters.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      CITIGROUP                                CREDIT SUISSE FIRST BOSTON

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B

                                   TERM SHEET

                               SUBJECT TO REVISION


THE ISSUER

Triad Automobile Receivables Trust 2003-B is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer's principal asset will be a pool of non-prime automobile loans.

THE DEPOSITOR

Triad Financial Special Purpose LLC, or the DEPOSITOR, is a Delaware limited liability company, which is a wholly-owned, special-purpose subsidiary of Triad Financial Corporation. The depositor will sell the automobile loans to the issuer.

THE SERVICER

Triad Financial Corporation, or TRIAD, is a California corporation, which is a wholly-owned subsidiary of Fairlane Credit LLC, which is in turn a wholly-owned subsidiary of Ford Motor Credit Company. Triad either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers. Triad, or the SERVICER, will service the automobile loans on behalf of the issuer. Triad will sell the automobile loans to the depositor.

THE INSURER

MBIA Insurance Corporation, or MBIA, is a New York-domiciled stock insurance corporation. The insurer will issue a note guaranty insurance policy for the benefit of the Class A noteholders.

THE TRUSTEE

JPMorgan Chase Bank, or JPMORGAN CHASE, is a New York banking corporation. JPMorgan Chase will be the indenture trustee and the backup servicer.

CUT-OFF DATE

- September 30, 2003. The issuer will receive amounts collected on the automobile loans after this date.

CLOSING DATE

-     On or about October 29, 2003.

DESCRIPTION OF THE SECURITIES

The issuer will issue five classes of its asset backed notes. The notes are designated as the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, or collectively, the Class A Notes, and the Class B Notes. The Class A Notes will be offered by the prospectus. The Class B Notes are anticipated to be retained by the depositor.

Each class of Class A Notes will have the initial principal amounts, interest rates and final scheduled distribution dates listed on the first page of this term sheet.

The $92,700,567.30 Class B Notes will bear interest at a rate of 8.00% per annum and


                                        2


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

will have a final scheduled distribution date of December 13, 2010.

The notes will initially be issued in book-entry form only in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or through Clearstream Banking, societe anonyme or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer.

THE POLICY

On the day of the closing, MBIA will issue a note guaranty insurance policy for the benefit of the Class A Noteholders. Under this policy, MBIA will unconditionally and irrevocably guarantee scheduled payments of interest and certain defined payments of principal due on the Class A Notes.

DISTRIBUTION DATES

The distribution date will be the 12th day of each month, subject to the business day rule set forth below, commencing on November 12, 2003.

-     Business day rule:

            If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

-     Record dates:

            The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

FLOW OF FUNDS

On each distribution date, the indenture trustee will apply the issuer's available funds in the following order of priority:

            1. to pay the monthly servicing fees to the servicer and, to the extent available, to pay to Triad any amounts paid by the obligors during the preceding calendar month that did not relate to principal and interest payments due on the automobile loans, such as late payment fees, prepayment charges and other administrative charges;

            2. to pay the indenture trustee, owner trustee and backup servicer, fees and other amounts owing such parties subject to a maximum annual limit;

            3. to pay interest due on the Class A Notes, pari passu among all classes;

            4. to pay principal to the extent necessary to reduce the sum of the Class A Note principal balance to the pool balance, which amount will be distributed as described below under "Principal";

            5. to pay the remaining principal balance of any Class A Notes on the related final scheduled distribution date;

            6. to pay to MBIA its insurance premium and any unreimbursed draws made by it under the policy;

            7. to pay principal on the Class A Notes to the extent necessary to reduce the combined Class A and Class B Note principal balance to the pool balance, which amount will be distributed as described below under "Principal";


                                        3


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

            8. to pay interest due on the Class B Notes;

            9. to pay the remaining principal balance of the Class B Notes on the related final scheduled distribution date;

            10. so long as no Insurer Default has occurred and is continuing, to pay to MBIA other unpaid amounts owed to it under the insurance agreement;

            11. to pay principal on the Class A Notes in an amount equal to the amount described in clause (1) under the first paragraph under "Principal" and the amount described in such clause for each prior distribution date that was never distributed, which amount will be distributed as described below under "Principal";

            12. to fund a deposit into the spread account of the amount necessary to achieve a specified amount;

            13. to MBIA, if an Insurer Default has occurred and is continuing, the amounts described under clause 10, above;

            14. to pay principal on the Class A Notes to achieve a specified amount of overcollateralization or, if certain events have occurred and are continuing, to pay principal on the Class A Notes until they have been paid in full, which amount will be distributed as described below under "Principal"; and

            15. to pay principal on the Class B Notes, or, if the Class B Notes are no longer outstanding, to make a payment of all remaining amounts to the certificateholder.

INTEREST

Interest on the Class A-1 Notes will accrue at the interest rate for that class from the previous distribution date to the day prior to the related distribution date. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes will accrue at the interest rate for that class from the 12th day of each month to the day prior to the 12th day of the succeeding month. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on a "30/360" basis.

PRINCIPAL

Principal of the notes will generally be payable on each distribution date in an amount equal to:

(1) 100% of the reduction in the principal balance of the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to achieve the required overcollateralization, plus

(2) the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, making payments of principal to the extent the Class A Notes are undercollateralized relative to the pool balance, paying other expenses, and depositing the required amount to the spread account, but only as necessary to achieve the required overcollateralization, unless certain specified events have occurred, in which case all such remaining excess interest will


                                        4


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

be used to pay principal on the Class A Notes.

The outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

The Class A Notes are "sequential pay" classes that will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

-     first, the Class A-1 Notes will be paid in full;

- once the Class A-1 Notes are paid in full, the Class A-2 Notes will be paid, until they are paid in full;

- once the Class A-2 are paid in full, the Class A-3 Notes will be paid, until they are paid in full;

- once the Class A-3 Notes are paid in full, the Class A-4 Notes will be paid, until they are paid in full; and

- once all classes of Class A Notes have been paid in full, the Class B Notes will be paid until they are paid in full.

Also, once the spread account is fully funded and the overcollateralization target has been reached, any remaining available funds will be used to pay principal on the Class B Notes until they are paid in full, unless certain specified events have occurred, in which case all such remaining available funds will be used to pay principal on the Class A Notes. As a result, it is likely that the Class B Notes will be paid off earlier than certain classes of Class A Notes.

Upon the occurrence of an event of default and an acceleration of the notes, however, all payments of principal will be made, first to the Class A-1 Notes until they have been paid in full, and then to the other classes of Class A Notes pro rata until those classes have been paid in full.

OVERCOLLATERALIZATION

The overcollateralization amount is the amount by which the pool balance of the automobile loans exceeds the outstanding principal balance of the Class A Notes. As of the closing date, the only overcollateralization amount will be that represented by the Class B Notes. The overcollateralization amount will be available to absorb any losses that the noteholders would otherwise incur.

If the spread account is at its targeted balance, excess interest collected on the automobile loans that is not used to offset losses on the automobile loans will be distributed in reduction of the principal amount of the Class A Notes until the overcollateralization target has been reached, which is when the overcollateralization amount on any distribution date equals 13% of the pool balance of the automobile loans at the end of the last day of the calendar month preceding the distribution date.

SPREAD ACCOUNT

The indenture trustee will hold a spread account for the benefit of the noteholders and the insurer. An initial deposit of $30,741,017.02, which is approximately 3.0% of the pool balance as of the cut-off date, will be placed in the spread account on the closing date. On each distribution date, any collections remaining after paying the amounts described under clauses 1 through 11 above under "Flow of Funds" will be


                                        5


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

deposited in the spread account until the balance in the spread account is at its targeted balance, which is equal to:

      the greater of

            (x) 3% of the principal balance of the automobile loans at the end of the last day of the calendar month preceding the current distribution date, and

            (y) 2% of the principal balance of the automobile loans on the cut-off date, which is approximately $20,494,011.35.

      The targeted balance may be increased upon the occurrence and continuation of certain events specified in the agreements.

THE TRUST ASSETS

The issuer's assets will principally include:

- a pool of "non-prime" automobile loans, which are secured by new and used automobiles and light duty trucks;

-     collections on the automobile loans received after the cut-off date;

- an assignment of the security interests in the vehicles securing the automobile loans;

-     the loan files;

- an assignment of all rights to proceeds from claims on insurance policies covering the financed vehicles or the obligors;

- an assignment of Triad's rights against dealers and third-party lenders under agreements between Triad and the dealers and the third-party lenders;

-     the spread account;

-     rights under the transaction documents; and

-     all proceeds from the items described above.

THE AUTOMOBILE LOAN POOL

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers, or by third-party lenders, and then acquired by Triad or motor vehicle loans or note and security agreements originated by Triad or by third-party lenders directly with consumers and then acquired by Triad. The automobile loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and/or their limited financial resources.

STATISTICAL INFORMATION

- The statistical information in this term sheet is based on the automobile loans in the pool as of the cut-off date, which is September 30, 2003.

-     As of the cut-off date, the automobile loans in the pool have:

      --    an aggregate principal balance of $1,024,700,567.30;

      --    a weighted average annual percentage rate of approximately 16.35%;


                                        6


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

      --    a weighted average original maturity of approximately 67.01 months;

      --    a weighted average remaining maturity of approximately 62.84 months;
            and

      -- individual remaining terms of not more than 72 months and not less than 11 months.

REDEMPTION

-     OPTIONAL REDEMPTION:

The Notes may be redeemed in whole, but not in part, on any distribution date on which Triad exercises its "clean-up call" option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance as of the cut-off date. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

-     MANDATORY REDEMPTION:

If an event of default occurs under the indenture, the notes may be accelerated and become immediately due and payable at par. The indenture trustee may, with MBIA's consent, so long as MBIA is not in default in making a required policy payment and is not insolvent, and will, at the direction of the controlling party, accelerate the notes. The policy issued by MBIA does not guarantee payment of any amounts that become due on an accelerated basis, unless MBIA elects, in its sole discretion, to pay those amounts in whole or in part.

FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes:

- Dewey Ballantine LLP, tax counsel, is of the opinion that the Class A Notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a Class A Note, you agree to treat the note as indebtedness.

-     Interest on the Class A Notes will be taxable as ordinary income:

      --    when received by a holder using the cash method of accounting, and

      --    when accrued by a holder using the accrual method of accounting.

ERISA CONSIDERATIONS

The Class A Notes may be purchased by pension, profit-sharing and other employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). Fiduciaries of such plans should consult with counsel regarding the applicability of the provisions of ERISA and the Code to an investment in the Class A Notes. Each investor that purchases Class A Notes with the assets of a plan subject to ERISA or Section 4975 of the Code will be deemed to represent that a U.S. Department of Labor prohibited transaction class exemption will apply to its purchase and continued holding of the Class A Notes.

LEGAL INVESTMENT

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.


                                        7


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

RATING OF THE NOTES

The notes must receive at least the following ratings from Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch Ratings in order to be issued:

                            RATING
                 ----------------------------
      CLASS      S&P       MOODY'S      FITCH
      -----      ---       -------      -----
A-1...........   A-1+      Prime-1       F1+
A-2...........   AAA         Aaa         AAA
A-3...........   AAA         Aaa         AAA
A-4...........   AAA         Aaa         AAA


You must not assume that the ratings will not be lowered, qualified or withdrawn by the rating agencies.



                                        8


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                              THE AUTOMOBILE LOANS

      Triad purchased or will purchase the automobile loans from manufacturer-franchised and independent motor vehicle dealers and third-party lenders, and has originated or will originate loans directly to consumers. The automobile loans were made to non-prime credit quality obligors with less than perfect credit due to factors including:

      -     the manner in which they have handled previous credit;

      -     the limited extent of their prior credit history; and/or

      -     their limited financial resources.

ELIGIBILITY CRITERIA

      The automobile loans were selected from Triad's portfolio of automobile loans based on several criteria, including the following criteria, as of the cut-off date:

                  (a) each automobile loan had a remaining maturity of not more than 72 months;

                  (b) each automobile loan had an original maturity of not more than 72 months;

                  (c) each automobile loan had a remaining principal balance of at least $5,000 and not more than $50,000;

                  (d) each automobile loan has an annual percentage rate of at least 8.50% and not more than 30%;

                  (e)   no automobile loan was more than 30 days past due; and

                  (f) neither Triad nor the depositor has selected the automobile loans in a manner that either of them believes is adverse to the interests of MBIA or the noteholders.


                                        9


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

COMPOSITION

The auto loan pool's composition and distribution by APR, its geographic concentration and vehicle model year as of the cut-off date are detailed in the following tables:

                       COMPOSITION OF THE AUTOMOBILE LOANS
                             AS OF THE CUT-OFF DATE

                                                 NEW                           USED                         TOTAL
                                      -------------------------     -------------------------     -------------------------
Aggregate Principal Balance .....     $          366,940,948.62     $          657,759,618.68     $        1,024,700,567.30
Number of Automobile Loans ......                        18,600                        43,742                        62,342
Percentage of Aggregate Principal
     Balance ....................                         35.81%                        64.19%                       100.00%
Average Principal Balance .......     $               19,728.01     $               15,037.26     $               16,436.76
    Range of Principal Balances .      ($5,243.18 to $49,019.37)     ($5,003.62 to $48,069.98)     ($5,003.62 to $49,019.37)
Weighted Average APR ............                         15.49%                        16.82%                        16.35%
    Range of APRs ...............              (8.72% to 23.99%)              (8.50% to 26.00%)             (8.50% to 26.00%)
Weighted Average Remaining ......                  67.35 months                  60.32 months                  62.84 months
    Term
    Range of Remaining Terms ....              (30 to 72 months)             (11 to 72 months)             (11 to 72 months)
Weighted Average Original .......                  70.71 months                  64.95 months                  67.01 months
    Term
    Range of Original Terms .....              (36 to 72 months)             (24 to 72 months)             (24 to 72 months)




                                       10


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                   DISTRIBUTION OF THE AUTOMOBILE LOANS BY APR
                             AS OF THE CUT-OFF DATE

                                                                                                       % OF POOL BY
                                                                                                         AGGREGATE
                          NUMBER OF              PERCENTAGE OF         AGGREGATE PRINCIPAL               PRINCIPAL
APR RANGE                 CONTRACTS               CONTRACTS(1)               BALANCE                     BALANCE(1)
---------                 ---------               ------------               -------                     ----------
  8.000% - 8.999% .....          55                       0.09%          $    1,069,687.59                       0.10%
  9.000% - 9.999% .....         777                       1.25               15,941,892.19                       1.56
10.000% - 10.999% .....         876                       1.41               18,249,696.71                       1.78
11.000% - 11.999% .....       1,341                       2.15               27,188,242.45                       2.65
12.000% - 12.999% .....       2,994                       4.80               58,515,751.74                       5.71
13.000% - 13.999% .....       4,455                       7.15               84,067,052.17                       8.20
14.000% - 14.999% .....       6,639                      10.65              119,988,038.92                      11.71
15.000% - 15.999% .....       8,298                      13.31              145,102,247.37                      14.16
16.000% - 16.999% .....       9,115                      14.62              152,489,345.56                      14.88
17.000% - 17.999% .....      10,944                      17.55              169,767,944.14                      16.57
18.000% - 18.999% .....       6,013                       9.65               88,961,694.74                       8.68
19.000% - 19.999% .....       4,518                       7.25               64,008,221.57                       6.25
20.000% - 20.999% .....       3,358                       5.39               42,802,969.99                       4.18
21.000% - 21.999% .....       1,988                       3.19               25,176,376.72                       2.46
22.000% - 22.999% .....         668                       1.07                8,091,896.63                       0.79
23.000% - 23.999% .....         227                       0.36                2,508,642.85                       0.24
24.000% - 24.999% .....          63                       0.10                  658,670.59                       0.06
25.000% - 25.999% .....          12                       0.02                  105,114.90                       0.01
26.000% - 26.999% .....           1                       0.00                    7,080.47                       0.00
                             ------                     ------           -----------------                     ------
TOTAL .............          62,342                     100.00%          $1,024,700,567.30                     100.00%
                             ======                     ======           =================                     ======


------------

(1)   Percentages may not sum to 100% because of rounding.




                                       11


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

           DISTRIBUTION OF THE AUTOMOBILE LOANS BY GEOGRAPHIC LOCATION
                        OF OBLIGOR AS OF THE CUT-OFF DATE

                                                                                                 % OF POOL BY
STATE (BY OBLIGOR      NUMBER OF            PERCENTAGE OF         AGGREGATE PRINCIPAL         AGGREGATE PRINCIPAL
    LOCATION)          CONTRACTS             CONTRACTS(1)               BALANCE                    BALANCE(1)
    ---------          ---------             ------------               -------                    ----------
California ...           9,658                      15.49%          $  171,824,372.01                      16.77%
Texas ........           8,366                      13.42              146,050,114.20                      14.25
Florida ......           4,493                       7.21               75,022,064.90                       7.32
Illinois .....           4,316                       6.92               69,927,120.43                       6.82
New York .....           4,313                       6.92               59,253,733.11                       5.78
Pennsylvania .           3,905                       6.26               54,596,632.96                       5.33
Maryland .....           2,443                       3.92               43,068,117.12                       4.20
Georgia ......           2,352                       3.77               42,174,710.05                       4.12
Virginia .....           2,345                       3.76               38,406,146.63                       3.75
Arizona ......           2,066                       3.31               36,112,385.83                       3.52
North Carolina           1,714                       2.75               29,420,516.13                       2.87
Nevada .......           1,546                       2.48               26,667,143.26                       2.60
Washington ...           1,652                       2.65               26,111,829.29                       2.55
New Jersey ...           1,413                       2.27               22,584,580.11                       2.20
Ohio .........           1,261                       2.02               18,599,372.47                       1.82
Missouri .....           1,113                       1.79               18,154,100.29                       1.77
Indiana ......           1,070                       1.72               16,401,239.03                       1.60
Colorado .....             933                       1.50               15,424,352.65                       1.51
Michigan .....           1,015                       1.63               15,414,276.43                       1.50
South Carolina             783                       1.26               12,816,637.04                       1.25
Kentucky .....             616                       0.99                9,500,628.64                       0.93
Tennessee ....             491                       0.79                7,163,630.61                       0.70
Utah .........             442                       0.71                6,918,542.19                       0.68
Oregon .......             451                       0.72                6,792,021.58                       0.66
Massachusetts              373                       0.60                5,925,716.85                       0.58
Other ........           3,212                       5.15               50,370,583.49                       4.92
                        ------                     ------           -----------------                     ------
TOTAL ........          62,342                     100.00%          $1,024,700,567.30                     100.00%
                        ======                     ======           =================                     ======


------------

(1)   Percentages may not sum to 100% because of rounding.




                                       12


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                 DISTRIBUTION OF THE AUTOMOBILE LOANS BY VEHICLE
                        MODEL YEAR AS OF THE CUT-OFF DATE

                                                                                                % OF POOL BY
                      NUMBER OF           PERCENTAGE OF          AGGREGATE PRINCIPAL        AGGREGATE PRINCIPAL
VEHICLE MODEL YEAR    CONTRACTS            CONTRACTS(1)                BALANCE                   BALANCE(1)
------------------    ---------            ------------                -------                   ----------
Prior to 1995              15                       0.02%          $      112,484.28                       0.01%
1995 ........              93                       0.15                  762,467.11                       0.07
1996 ........             275                       0.44                2,654,776.49                       0.26
1997 ........           1,504                       2.41               16,888,104.13                       1.65
1998 ........           4,261                       6.83               53,232,423.13                       5.19
1999 ........           8,324                      13.35              117,466,683.54                      11.46
2000 ........          13,204                      21.18              199,965,081.15                      19.51
2001 ........           9,295                      14.91              145,720,383.36                      14.22
2002 ........           8,883                      14.25              148,424,619.65                      14.48
2003 ........          15,799                      25.34              324,103,937.46                      31.63
2004 ........             689                       1.11               15,369,607.00                       1.50
                       ------                     ------           -----------------                     ------
TOTAL .......          62,342                     100.00%          $1,024,700,567.30                     100.00%
                       ======                     ======           =================                     ======


-----------------------

(1)   Percentages may not sum to 100% because of rounding.




                                       13


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                       YIELD AND PREPAYMENT CONSIDERATIONS

         Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

         The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of Triad. Triad believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on Triad's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

         The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

         Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month that is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that, for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. You should not assume that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that we assume for ABS.

         The tables below which are captioned "Percentage of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

- the trust property includes 18 pools of automobile loans with the characteristics set forth in the following table and have been prepared on the basis of the characteristics of the automobile loans on the cut-off date;


                                       14

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

- all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

- each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

- the initial principal amounts of each class of notes are equal to the initial principal amounts set forth under "Description of the Securities" in this term sheet;

- interest accrues on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes at a fixed interest rate of 1.13%, 1.54%, 2.40%, 3.16% and 8.00%, respectively;

-     payments on the notes are made on the 12th day of each month;

-     the notes are purchased on October 29, 2003;

- the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

- Triad exercises its "clean-up call" option to purchase the automobile loans at the earliest opportunity;

- accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the specified overcollateralization level is achieved; and

- the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to MBIA.


                                       15

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                                                                     ORIGINAL TERM TO
                                                                        MATURITY             NUMBER OF
       POOL       AGGREGATE PRINCIPAL BALANCE        GROSS APR         (IN MONTHS)         PAYMENTS MADE
       ----       ---------------------------        ---------         -----------         -------------
         1            $   45,664,689.47               14.237%              58                    1
         2                38,345,986.95               17.323               59                    1
         3                39,863,705.91               19.904               58                    1
         4                34,360,215.22               14.305               58                    4
         5                35,762,357.84               17.283               59                    4
         6                43,084,968.78               19.915               58                    4
         7                16,075,130.70               13.907               57                    9
         8                20,685,142.19               17.465               59                   11
         9                42,831,350.00               20.347               58                   13
        10               190,924,341.06               14.064               71                    1
        11                94,697,704.98               17.117               71                    1
        12                36,629,844.10               19.319               70                    1
        13               124,875,490.52               14.087               71                    4
        14                88,212,552.34               17.066               71                    4
        15                36,579,389.86               19.374               70                    4
        16                58,222,742.17               13.715               71                    9
        17                44,553,545.40               17.350               70                   12
        18                33,331,409.81               19.768               69                   13
                      -----------------
       TOTAL          $1,024,700,567.30
                      =================

----------

      The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

      The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loan pool will prepay at a constant level of ABS throughout its life. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.


                                       16

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

         The percentages in the tables have been rounded to the nearest whole number. As used in the tables that follow, the weighted average life of a class of notes is determined by:

- multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

-     adding the results, and

-     dividing the sum by the related initial principal amount of the note.


                                       17

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                CLASS A-1 NOTES
                                   ------------------------------------------
DISTRIBUTION DATE                  0.00%       1.00%        1.70%       2.50%
-----------------                  -----       -----        -----       -----
Closing Date                        100         100          100         100
November 12, 2003..........          89          83           79          73
December 12, 2003..........          78          67           58          48
January 12, 2004...........          67          51           40          26
February 12, 2004..........          59          41           27           9
March 12, 2004.............          54          31           14           0
April 12, 2004.............          49          22            1           0
May 12, 2004...............          44          13            0           0
June 12, 2004..............          38           3            0           0
July 12, 2004..............          33           0            0           0
August 12, 2004............          28           0            0           0
September 12, 2004.........          22           0            0           0
October 12, 2004...........          16           0            0           0
November 12, 2004..........          11           0            0           0
December 12, 2004..........           5           0            0           0
January 12, 2005...........           0           0            0           0
February 12, 2005..........           0           0            0           0
March 12, 2005.............           0           0            0           0
April 12, 2005.............           0           0            0           0
May 12, 2005...............           0           0            0           0
June 12, 2005..............           0           0            0           0
July 12, 2005..............           0           0            0           0
August 12, 2005............           0           0            0           0
September 12, 2005.........           0           0            0           0
October 12, 2005...........           0           0            0           0
November 12, 2005..........           0           0            0           0
December 12, 2005..........           0           0            0           0
January 12, 2006...........           0           0            0           0
February 12, 2006..........           0           0            0           0
March 12, 2006.............           0           0            0           0
April 12, 2006.............           0           0            0           0
May 12, 2006...............           0           0            0           0
June 12, 2006..............           0           0            0           0
July 12, 2006..............           0           0            0           0
August 12, 2006............           0           0            0           0
September 12, 2006.........           0           0            0           0
October 12, 2006...........           0           0            0           0
November 12, 2006..........           0           0            0           0
December 12, 2006..........           0           0            0           0
January 12, 2007...........           0           0            0           0
February 12, 2007..........           0           0            0           0
March 12, 2007.............           0           0            0           0
April 12, 2007.............           0           0            0           0
May 12, 2007...............           0           0            0           0
June 12, 2007..............           0           0            0           0
July 12, 2007..............           0           0            0           0
August 12, 2007............           0           0            0           0
September 12, 2007.........           0           0            0           0
October 12, 2007...........           0           0            0           0
November 12, 2007..........           0           0            0           0
December 12, 2007..........           0           0            0           0
January 12, 2008...........           0           0            0           0
February 12, 2008..........           0           0            0           0
March 12, 2008.............           0           0            0           0
April 12, 2008.............           0           0            0           0
May 12, 2008...............           0           0            0           0
June 12, 2008..............           0           0            0           0
July 12, 2008..............           0           0            0           0
August 12, 2008............           0           0            0           0
September 12, 2008.........           0           0            0           0
October 12, 2008...........           0           0            0           0
November 12, 2008..........           0           0            0           0
Weighted Average Life (years)      0.53        0.29         0.22        0.17

                                       18


This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                CLASS A-2 NOTES
                                  ------------------------------------------
DISTRIBUTION DATE                 0.00%        1.00%       1.70%       2.50%
-----------------                 -----        -----       -----       -----
Closing Date                        100         100          100         100
November 12, 2003..........         100         100          100         100
December 12, 2003..........         100         100          100         100
January 12, 2004...........         100         100          100         100
February 12, 2004..........         100         100          100         100
March 12, 2004.............         100         100          100          95
April 12, 2004.............         100         100          100          83
May 12, 2004...............         100         100           92          72
June 12, 2004..............         100         100           84          61
July 12, 2004..............         100          96           75          50
August 12, 2004............         100          89           67          39
September 12, 2004.........         100          83           59          28
October 12, 2004...........         100          77           51          18
November 12, 2004..........         100          71           43           8
December 12, 2004..........         100          64           35           0
January 12, 2005...........          99          58           27           0
February 12, 2005..........          95          52           19           0
March 12, 2005.............          91          46           11           0
April 12, 2005.............          87          40            4           0
May 12, 2005...............          83          34            0           0
June 12, 2005..............          78          28            0           0
July 12, 2005..............          74          22            0           0
August 12, 2005............          70          16            0           0
September 12, 2005.........          65          10            0           0
October 12, 2005...........          61           4            0           0
November 12, 2005..........          56           0            0           0
December 12, 2005..........          51           0            0           0
January 12, 2006...........          46           0            0           0
February 12, 2006..........          42           0            0           0
March 12, 2006.............          37           0            0           0
April 12, 2006.............          32           0            0           0
May 12, 2006...............          27           0            0           0
June 12, 2006..............          22           0            0           0
July 12, 2006..............          17           0            0           0
August 12, 2006............          11           0            0           0
September 12, 2006.........           6           0            0           0
October 12, 2006...........           1           0            0           0
November 12, 2006..........           0           0            0           0
December 12, 2006..........           0           0            0           0
January 12, 2007...........           0           0            0           0
February 12, 2007..........           0           0            0           0
March 12, 2007.............           0           0            0           0
April 12, 2007.............           0           0            0           0
May 12, 2007...............           0           0            0           0
June 12, 2007..............           0           0            0           0
July 12, 2007..............           0           0            0           0
August 12, 2007............           0           0            0           0
September 12, 2007.........           0           0            0           0
October 12, 2007...........           0           0            0           0
November 12, 2007..........           0           0            0           0
December 12, 2007..........           0           0            0           0
January 12, 2008...........           0           0            0           0
February 12, 2008..........           0           0            0           0
March 12, 2008.............           0           0            0           0
April 12, 2008.............           0           0            0           0
May 12, 2008...............           0           0            0           0
June 12, 2008..............           0           0            0           0
July 12, 2008..............           0           0            0           0
August 12, 2008............           0           0            0           0
September 12, 2008.........           0           0            0           0
October 12, 2008...........           0           0            0           0
November 12, 2008..........           0           0            0           0
Weighted Average Life (years)      2.16         1.36         1.01        0.75

                                       19

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                CLASS A-3 NOTES
                                   ------------------------------------------
DISTRIBUTION DATE                  0.00%       1.00%        1.70%       2.50%
-----------------                  -----       -----        -----       -----
Closing Date                        100         100          100         100
November 12, 2003..........         100         100          100         100
December 12, 2003..........         100         100          100         100
January 12, 2004...........         100         100          100         100
February 12, 2004..........         100         100          100         100
March 12, 2004.............         100         100          100         100
April 12, 2004.............         100         100          100         100
May 12, 2004...............         100         100          100         100
June 12, 2004..............         100         100          100         100
July 12, 2004..............         100         100          100         100
August 12, 2004............         100         100          100         100
September 12, 2004.........         100         100          100         100
October 12, 2004...........         100         100          100         100
November 12, 2004..........         100         100          100         100
December 12, 2004..........         100         100          100          97
January 12, 2005...........         100         100          100          84
February 12, 2005..........         100         100          100          71
March 12, 2005.............         100         100          100          58
April 12, 2005.............         100         100          100          46
May 12, 2005...............         100         100           96          34
June 12, 2005..............         100         100           86          22
July 12, 2005..............         100         100           76          11
August 12, 2005............         100         100           67           0
September 12, 2005.........         100         100           58           0
October 12, 2005...........         100         100           49           0
November 12, 2005..........         100          98           40           0
December 12, 2005..........         100          90           32           0
January 12, 2006...........         100          83           23           0
February 12, 2006..........         100          76           15           0
March 12, 2006.............         100          68            7           0
April 12, 2006.............         100          61            0           0
May 12, 2006...............         100          54            0           0
June 12, 2006..............         100          46            0           0
July 12, 2006..............         100          39            0           0
August 12, 2006............         100          32            0           0
September 12, 2006.........         100          25            0           0
October 12, 2006...........         100          19            0           0
November 12, 2006..........          94          12            0           0
December 12, 2006..........          86           5            0           0
January 12, 2007...........          79           0            0           0
February 12, 2007..........          71           0            0           0
March 12, 2007.............          64           0            0           0
April 12, 2007.............          56           0            0           0
May 12, 2007...............          48           0            0           0
June 12, 2007..............          40           0            0           0
July 12, 2007..............          32           0            0           0
August 12, 2007............          24           0            0           0
September 12, 2007.........          16           0            0           0
October 12, 2007...........           9           0            0           0
November 12, 2007..........           1           0            0           0
December 12, 2007..........           0           0            0           0
January 12, 2008...........           0           0            0           0
February 12, 2008..........           0           0            0           0
March 12, 2008.............           0           0            0           0
April 12, 2008.............           0           0            0           0
May 12, 2008...............           0           0            0           0
June 12, 2008..............           0           0            0           0
July 12, 2008..............           0           0            0           0
August 12, 2008............           0           0            0           0
September 12, 2008.........           0           0            0           0
October 12, 2008...........           0           0            0           0
November 12, 2008..........           0           0            0           0
Weighted Average Life (years)      3.55        2.63         1.99        1.47


                                       20

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                  PERCENTAGE OF INITIAL NOTE PRINCIPAL BALANCE
                           AT VARIOUS ABS PERCENTAGES

                                                CLASS A-4 NOTES
                                  ------------------------------------------
DISTRIBUTION DATE                 0.00%        1.00%       1.70%       2.50%
-----------------                 -----        -----       -----       -----
Closing Date                        100         100          100         100
November 12, 2003..........         100         100          100         100
December 12, 2003..........         100         100          100         100
January 12, 2004...........         100         100          100         100
February 12, 2004..........         100         100          100         100
March 12, 2004.............         100         100          100         100
April 12, 2004.............         100         100          100         100
May 12, 2004...............         100         100          100         100
June 12, 2004..............         100         100          100         100
July 12, 2004..............         100         100          100         100
August 12, 2004............         100         100          100         100
September 12, 2004.........         100         100          100         100
October 12, 2004...........         100         100          100         100
November 12, 2004..........         100         100          100         100
December 12, 2004..........         100         100          100         100
January 12, 2005...........         100         100          100         100
February 12, 2005..........         100         100          100         100
March 12, 2005.............         100         100          100         100
April 12, 2005.............         100         100          100         100
May 12, 2005...............         100         100          100         100
June 12, 2005..............         100         100          100         100
July 12, 2005..............         100         100          100         100
August 12, 2005............         100         100          100         100
September 12, 2005.........         100         100          100          91
October 12, 2005...........         100         100          100          82
November 12, 2005..........         100         100          100          73
December 12, 2005..........         100         100          100          65
January 12, 2006...........         100         100          100          57
February 12, 2006..........         100         100          100          50
March 12, 2006.............         100         100          100          43
April 12, 2006.............         100         100           99          37
May 12, 2006...............         100         100           93           0
June 12, 2006..............         100         100           87           0
July 12, 2006..............         100         100           81           0
August 12, 2006............         100         100           75           0
September 12, 2006.........         100         100           69           0
October 12, 2006...........         100         100           63           0
November 12, 2006..........         100         100           58           0
December 12, 2006..........         100         100           53           0
January 12, 2007...........         100          99           48           0
February 12, 2007..........         100          94           44           0
March 12, 2007.............         100          88           39           0
April 12, 2007.............         100          83            0           0
May 12, 2007...............         100          78            0           0
June 12, 2007..............         100          73            0           0
July 12, 2007..............         100          68            0           0
August 12, 2007............         100          63            0           0
September 12, 2007.........         100          59            0           0
October 12, 2007...........         100          54            0           0
November 12, 2007..........         100          50            0           0
December 12, 2007..........          94          46            0           0
January 12, 2008...........          88          42            0           0
February 12, 2008..........          81          38            0           0
March 12, 2008.............          75           0            0           0
April 12, 2008.............          68           0            0           0
May 12, 2008...............          62           0            0           0
June 12, 2008..............          56           0            0           0
July 12, 2008..............          50           0            0           0
August 12, 2008............          45           0            0           0
September 12, 2008.........          41           0            0           0
October 12, 2008...........          36           0            0           0
November 12, 2008..........           0           0            0           0
Weighted Average Life (years)      4.70         3.98         3.13        2.28

                                       21

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

DELINQUENCY AND LOAN LOSS INFORMATION

         The following tables provide information relating to Triad's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has originated or purchased and serviced ("Triad's Managed Portfolio"). As of June 30, 2003, Triad's Managed Portfolio, as measured by principal balance of automobile loans serviced, was comprised of 42% owned (not securitized) and 58% previously securitized automobile loans. The information in the following tables includes the experience with respect to all automobile loans in Triad's Managed Portfolio, including automobile loans which do not meet the criteria for selection of automobile loans acquired by the issuer for this transaction. All dollar amounts provided in the following tables are in thousands.

                           DELINQUENCY EXPERIENCE (1)

                                  MONTH ENDED
                                    JUNE 30,                                       AT DECEMBER 31,
                            ----------------------   -----------------------------------------------------------------------
                                      2003                   2002                      2001                     2000
                            ----------------------   ----------------------   ----------------------   ---------------------
                            Number of                Number of                Number of                Number of
                            Contracts     Amount     Contracts     Amount     Contracts     Amount     Contracts      Amount
                            ---------     ------     ---------     ------     ---------     ------     ---------      ------
Portfolio at end of period   261,221    $3,356,437    249,308    $3,222,481    207,648    $2,760,684    130,442    $1,737,859

Period of Delinquency (2)
   31-60 days ............    19,423    $  235,631     21,030    $  261,311     19,512    $  255,689      6,980    $   92,174
   61-90 days ............     5,760        67,409      6,098        72,567      5,786        73,986      1,931        25,015
   91 days or more .......     5,427        61,979      6,174        73,145      5,098        64,872      1,357        17,294
                             -------   -----------    -------    ----------    -------    ----------    -------    ----------
 Total Delinquencies .....    30,610    $  365,019     33,302    $  407,023     30,396    $  394,547     10,268    $  134,483
 Repossessed Assets ......     3,963        49,967      4,107        54,922      2,662        36,167      1,269        16,759
                             -------   -----------    -------    ----------    -------    ----------    -------    ----------
 Total Delinquencies
   and Repossessed
   Assets ................    34,573    $  414,986     37,409    $  461,945     33,058    $  430,714     11,537    $  151,242
                             =======   ===========    =======    ==========    =======    ==========    =======    ==========
 Total Delinquencies as
   a Percentage of the
   Portfolio .............      11.7%         10.9%      13.4%         12.6%      14.6%         14.3%       7.9%          7.7%
 Total Repossessed
   Assets as a
   Percentage of the
   Portfolio .............       1.5%          1.5%       1.6%          1.7%       1.3%          1.3%       1.0%          1.0%
 Total Delinquencies
   and Repossessed
   Assets as a
   Percentage of the
   Portfolio .............      13.2%         12.4%      15.0%         14.3%      15.9%         15.6%       8.8%          8.7%

----------
(1)   Dollar amounts in thousands.

(2) Delinquencies include bankruptcies. Bankruptcies represent 0.7%, 1.3%, 2.0% and 1.85% of outstanding principal for the periods ending December 31, 2000, 2001, 2002 and June 30, 2003, respectively.

                                       22

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                            LOAN LOSS EXPERIENCE (1)

                                                     MONTH
                                                     ENDED                           YEAR ENDED
                                                    JUNE 30,                         DECEMBER 31,
                                                   ----------       --------------------------------------------
                                                      2003             2002             2001             2000
                                                   ----------       ----------       ----------       ----------
Period-End Principal Outstanding ............      $3,356,437       $3,222,481       $2,760,684       $1,737,859
Average Month-End Amount
      Outstanding During the Period .........      $3,286,590       $3,034,363       $2,238,899       $1,292,658
Net Charge-Offs (2) .........................      $  135,386       $  255,547       $  127,373       $   70,821
Net Charge-Offs as a Percentage of Period-End
      Principal Outstanding (3) .............             8.1%             7.9%             4.6%             4.1%
Net Charge-Offs as a Percentage of Average
      Month-End Amount Outstanding (3)  .....             8.3%             8.4%             5.7%             5.5%

------------
(1)   Dollar amounts in thousands.

(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed vehicles, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.

(3)   Annualized with respect to the six months ended June 30, 2003 only.


                                       23

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                                STATIC POOL DATA

      The following contains performance data as of September 30, 2003 on pools of receivables included in Triad's four prior public securitizations (1998-4, 1999-1, 2002-A and 2003-A). Information on these pools includes the following:

            (1) Pool summaries (including the initial receivables balance, current receivables balance, current class A note balance, initial weighted average annual percentage rate (APR), initial weighted average original term and initial weighted average remaining term); and

            (2) Net cumulative losses as a percentage of original pool balance.


                                 POOL SUMMARIES

                                                                                               Initial Wtd.
               Initial            Current           Current        Initial      Initial Wtd.       Avg.
             Receivables        Receivables       Class A Note    Wtd. Avg.    Avg. Original    Remaining
               Balance            Balance           Balance          APR       Term (months)   Term (months)
               -------            -------           -------          ---       -------------   -------------
1998-4      $   99,993,425      $  1,645,434(1)   $         --      19.16%           59             58
1999-1      $  139,999,488      $  5,756,320(1)   $         --      19.12%           60             59
2002-A      $  879,123,207      $591,939,110      $520,906,417      18.03%           65             60
2003-A      $1,001,149,138      $840,284,230      $731,047,280      17.64%           66             59

------------
(1) The 1998-4 and 1999-1 transactions were called by the Servicer. The current receivables balances are presented for informational purposes only.


                                       24

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.

                        MONTHLY NET CUMULATIVE LOSS RATES
                        (AS A % OF ORIGINAL POOL BALANCE)

                            AS OF SEPTEMBER 30, 2003

                               1998-4        1999-1        2002-A       2003-A
                               ------        ------        ------       ------
Months From Issuance
             1                   0.00%        0.00%          0.00%         0.00%
             2                   0.01%        0.01%          0.01%         0.02%
             3                   0.06%        0.05%          0.04%         0.08%
             4                   0.19%        0.23%          0.26%         0.30%
             5                   0.62%        0.59%          0.57%         0.71%
             6                   1.04%        1.11%          0.96%         1.20%
             7                   1.57%        1.66%          1.38%         1.62%
             8                   1.97%        2.09%          1.88%
             9                   2.52%        2.77%          2.37%
            10                   2.95%        3.36%          2.75%
            11                   3.50%        3.79%          3.24%
            12                   3.85%        4.38%          3.79%
            13                   4.57%        4.95%          4.33%
            14                   5.02%        5.36%          4.79%
            15                   5.39%        5.60%
            16                   5.86%        5.99%
            17                   6.43%        6.39%
            18                   6.69%        6.95%
            19                   6.93%        7.27%
            20                   7.09%        7.58%
            21                   7.55%        7.91%
            22                   7.87%        8.31%
            23                   8.12%        8.51%
            24                   8.37%        8.89%
            25                   8.73%        9.09%
            26                   9.03%        9.29%
            27                   9.19%        9.50%
            28                   9.51%        9.73%
            29                   9.63%        9.96%
            30                   9.83%       10.22%
            31                   9.98%       10.43%
            32                  10.08%       10.70%
            33                  10.18%       11.00%
            34                  10.43%       11.17%
            35                  10.55%       11.28%
            36                  10.72%       11.42%
            37                  10.89%       11.56%
            38                  10.99%       11.70%
            39                  11.06%       11.80%
            40                  11.15%       11.99%
            41                  11.35%       12.06%
            42                  11.42%       12.17%
            43                  11.37%       12.27%
            44                  11.39%       12.37%
            45                  11.40%       12.46%
            46                  11.46%       12.55%(1)
            47                  11.56%
            48                  11.62%(1)
            --------------------------------------------------------------------

----------
(1)   Clean-up call exercised.

                                       25

This term sheet does not purport to be complete and supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet is subject to the disclaimers contained on cover page.